UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 29, 2016 (April 29, 2016)

Frequency Electronics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8061	11-1986657
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55 Charles Lindbergh Blvd., Mitchel Field, NY	11553
(Address of principal executive offices)	(Zip Code)

(516) 794-4500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in a press release issued on April 29, 2016 by Frequency Electronics, Inc. (the Company), the Board of Directors appointed Steven L Bernstein CPA, age 50, as Chief Financial Officer (CFO) to succeed Alan Miller the previous Chief Financial Officer, who has retired.  A copy of the press release issued by the Company announcing the appointment of Mr. Bernstein is filed as Exhibit 99.1 hereto and is incorporated herein by reference.  In addition the Board of Directors has appointed Markus Hechler as the Company’s Secretary/Treasurer

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Frequency Electronics, Inc., dated April 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREQUENCY ELECTRONICS, INC.

/s/ Martin Bloch
By: Martin Bloch Title: President and CEO
Date: April 29, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Frequency Electronics, Inc., dated April 29, 2016